Exhibit 99.1

FOR IMMEDIATE RELEASE August 21, 2025

Scilex Holding Company (Nasdaq: SCLX) Announces Its Majority-Owned Subsidiary, Semnur Pharmaceuticals, Inc. (“Semnur”), and Denali Capital Acquisition Corp. Have Entered into a Purchase Agreement with an Investor for a $20 Million Private Placement at $16.00 per share and Jaisim Shah, Scilex’s CEO and President, Will be Dedicated to Semnur on a Full Time Basis to Rapidly Advance SP-102 to Regulatory Approval and Commercialization for the Treatment of Lumbosacral Radicular Pain (LRP)/Sciatica

PALO ALTO, CALIFORNIA – August 21, 2025 (GLOBE NEWSWIRE) - Scilex Holding Company (“Scilex” or the “Company”) (Nasdaq: SCLX), an innovative revenue-generating company focused on acquiring, developing and commercializing non-opioid pain management products for the treatment of acute and chronic pain and neurodegenerative and cardiometabolic disease, today announced that its majority-owned subsidiary, Semnur Pharmaceuticals, Inc. (“Semnur”), and Denali Capital Acquisition Corp (“Denali”) have entered into a purchase agreement (“Purchase Agreement”) with an investor for a $20 million private placement, the proceeds of which will be used to advance the second Phase 3 clinical trial for the development of SP-102 (10 mg, dexamethasone sodium phosphate viscous gel) (“SEMDEXA™” or “SP-102”), for the treatment of LRP/Sciatica.

Pursuant to the Purchase Agreement, the investor has agreed to purchase an aggregate of 1,250,000 shares of common stock, par value $0.0001 per share (the “PIPE Shares”), of the combined company (“New Semnur”) following the consummation of the transactions (the “Business Combination”) contemplated by the Agreement and Plan of Merger, dated August 30, 2024, as amended on April 16, 2025, and July 22, 2025 (the “Merger Agreement”), by and among the Denali, Semnur, and Denali Merger Sub Inc. The purchase price for the PIPE Shares is $16.00 per share, for an aggregate purchase price of $20,000,000 (the “PIPE Financing”).

The closing of the PIPE Financing is subject to customary conditions and is expected to occur immediately following the consummation of the Business Combination.

The Company also announced that on August 16, 2025, Jaisim Shah informed the Scilex Board of Directors that he would resign as Chief Executive Officer and President of Scilex, effective August 17, 2025. Henry Ji, Ph.D., who currently serves as Executive Chairman of Scilex, was appointed as Scilex’s new Chief Executive Officer and President and has assumed all of the duties formerly performed by Jaisim Shah. Jaisim Shah will continue to serve on the Board of Directors of Scilex.

Jaisim Shah will now dedicate his time on a full-time basis to his continued service as Chief Executive Officer and President of Semnur. In 2013, Mr. Shah co-founded Semnur, and he has served as its CEO and President through the acquisition of Semnur by Scilex in 2019 and continues to serve in this position as of today.

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As previously announced, Semnur and Denali are parties to a pending business combination (the “Business Combination”), which is expected to close in September 2025. “As Semnur is in the process of becoming a public company through its business combination with Denali, having a fully dedicated CEO is an important milestone and would serve to unlock Semnur’s potential value. Our team and I are proud to continue our leadership in the creation of prescription non-opioid therapeutics addressing non-opioid pain management for the millions of acute and chronic pain patients,” said Jaisim Shah, Chief Executive Officer and President of Semnur. “Semnur looks to accelerate its mission to increase access to prescription non-opioid therapeutics by further advancing its lead product, SP-102, through the final phase of clinical development for the treatment of LRP/sciatica. We are grateful to all of our investors and partners for supporting us through our successful transition.”

Henry Ji, Ph.D., Scilex’s Chairman and newly appointed Chief Executive Officer and President, stated, “Jaisim has played a prominent role in Scilex’s rapid commercial growth and product development. We credit him with many important strategic contributions, particularly in regards to: Scilex’s acquisition of Semnur in 2019; the launch of ZTlido® and making ZTlido the number one prescribed branded non-opioid analgesic by pain specialists, with 1 million patients treated since its launch in 2018; in-licensing and launch of ELYXYB® and Gloperba®; and contributions to the completion of the first SP-102 Phase 3 clinical trial. We are very appreciative of Jaisim for his work and commitment to Scilex, and we know he will bring tremendous value and leadership skills to Semnur as it is advancing the second Phase 3 clinical trial for the development of SP-102 for the treatment of LRP/sciatica.”

For more information on Scilex Holding Company, refer to www.scilexholding.com.

For more information on Semnur Pharmaceuticals, Inc., refer to www.semnurpharma.com.

For more information on ZTlido® including Full Prescribing Information, refer to www.ztlido.com.

For more information on ELYXYB®, including Full Prescribing Information, refer to www.elyxyb.com.

For more information on Gloperba®, including Full Prescribing Information, refer to www.gloperba.com.

About Scilex Holding Company

Scilex is an innovative revenue-generating company focused on acquiring, developing and commercializing non-opioid pain management products for the treatment of acute and chronic pain and neurodegenerative and cardiometabolic disease. Scilex targets indications with high unmet needs and large market opportunities with non-opioid therapies for the treatment of patients with acute and chronic pain and is dedicated to advancing and improving patient outcomes. Scilex’s commercial

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products include: (i) ZTlido® (lidocaine topical system) 1.8%, a prescription lidocaine topical product approved by the U.S. Food and Drug Administration (the “FDA”) for the relief of neuropathic pain associated with postherpetic neuralgia, which is a form of post-shingles nerve pain; (ii) ELYXYB®, a potential first-line treatment and the only FDA-approved, ready-to-use oral solution for the acute treatment of migraine, with or without aura, in adults; and (iii) Gloperba®, the first and only liquid oral version of the anti-gout medicine colchicine indicated for the prophylaxis of painful gout flares in adults.

In addition, Scilex has three product candidates: (i) SP-102 (10 mg, dexamethasone sodium phosphate viscous gel) (“SEMDEXA™” or “SP-102”), which is owned by Semnur and is a novel, viscous gel formulation of a widely used corticosteroid for epidural injections to treat lumbosacral radicular pain, or sciatica, for which Scilex has completed a Phase 3 study and was granted Fast Track status from the FDA in 2017; (ii) SP-103 (lidocaine topical system) 5.4%, (“SP-103”), a next-generation, triple-strength formulation of ZTlido, for the treatment of acute pain and for which Scilex has recently completed a Phase 2 trial in acute low back pain. SP-103 has been granted Fast Track status from the FDA in low back pain; and (iii) SP-104 (4.5 mg, low-dose naltrexone hydrochloride delayed-release capsules) (“SP-104”), a novel low-dose delayed-release naltrexone hydrochloride being developed for the treatment of fibromyalgia.

Scilex is headquartered in Palo Alto, California.

About Semnur Pharmaceuticals, Inc.

Semnur is a clinical late-stage specialty pharmaceutical company focused on the development and commercialization of novel non-opioid pain therapies. Semnur’s product candidate, SP-102 (SEMDEXA™), is the first non-opioid novel gel formulation administered epidurally in development for patients with moderate to severe chronic radicular pain/sciatica.

Semnur Pharmaceuticals, Inc. is headquartered in Palo Alto, California

About Denali Capital Acquisition Corp.

Denali is a blank check company formed for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses or entities.

Important Information and Where to Find It

This press release relates to a proposed transaction between Semnur and Denali and does not contain all the information that should be considered concerning the potential Business Combination and is not intended to form the basis of any investment decision or any other decision in respect of the potential Business Combination. The Registration Statement on Form S-4 related to the Business Combination (the “Registration Statement”) has been declared effective by the Securities and Exchange Commission (“SEC”), which includes the related proxy/prospectus of Denali (the “Proxy Statement/Prospectus”). Denali is mailing a definitive Proxy Statement/Prospectus and other relevant documents, including a proxy card, to the holders of record of Denali’s ordinary shares at the record date, August 12, 2025. This

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communication is not a substitute for the Registration Statement, the definitive Proxy Statement/Prospectus or any other document that Denali will send to its shareholders in connection with the Business Combination. Investors and security holders of Denali are urged to read these materials (including any amendments or supplements thereto) and any other relevant documents in connection with the transaction that Denali files with the SEC when, and if, they become available because they will contain important information about Denali, Semnur and the proposed transactions. The Proxy Statement/Prospectus and other relevant materials in connection with the transaction (when and if they become available), and any other documents filed by Denali with the SEC, may be obtained free of charge at the SEC’s website (www.sec.gov). The documents filed by Denali with the SEC also may be obtained free of charge upon written request to:

Denali Capital Acquisition Corp.

437 Madison Avenue, 27th Floor

New York, NY 10022

Participants in the Solicitation

Denali and its directors and executive officers may be deemed participants in the solicitation of proxies from Denali’s shareholders with respect to the proposed Business Combination. Information about Denali’s directors and executive officers and a description of their interests in Denali is included in the Proxy Statement/Prospectus for the proposed transaction and is available at the SEC’s website (www.sec.gov).

Semnur and its directors and executive officers may also be deemed to be participants in the solicitation of proxies from the shareholders of Denali in connection with the proposed Business Combination. Information about Semnur’s directors and executive officers and information regarding their interests in the proposed transaction is included in the Proxy Statement/Prospectus for the proposed transaction.

Non-Solicitation

This press release is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the potential transaction and shall not constitute an offer to sell or a solicitation of an offer to buy the securities of Denali, the combined company or Semnur, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended.

Forward-Looking Statements

This press release includes forward-looking statements that involve risks and uncertainties. Forward-looking statements are statements that are not historical facts and may be accompanied by words that convey projected future events or outcomes, such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook” or variations of such words or by expressions of similar meaning. These forward-looking

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statements include, but are not limited to, statements regarding future events, the Business Combination between Semnur and Denali, the estimated or anticipated future results and benefits of the combined company following the Business Combination, including the likelihood and ability of the parties to successfully consummate the Business Combination, future opportunities for the combined company, and other statements that are not historical facts. These statements are based on the current expectations of management of the Company, Semnur and Denali and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on, by any investor as a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of the Company, Semnur and Denali. These statements are subject to a number of risks and uncertainties regarding the Company’s, Semnur’s and Denali’s businesses and the Business Combination, and actual results may differ materially. These risks and uncertainties include, but are not limited to, general economic, political and business conditions; the inability of the parties to consummate the private placement; the inability of the parties to consummate the Business Combination or the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement for the Business Combination; the outcome of any legal proceedings that may be instituted against the parties following the announcement of the Business Combination; the receipt of an unsolicited offer from another party for an alternative business transaction that could interfere with the Business Combination; the risk that the approval of the shareholders of Denali for the potential transaction is not obtained; failure to realize the anticipated benefits of the Business Combination, including as a result of a delay in consummating the potential transaction or difficulty in integrating the businesses of Semnur or Denali; the risk that the Business Combination disrupts current plans and operations as a result of the announcement and consummation of the Business Combination; the ability of the combined company to develop and successfully market SP-102 or other products; the ability of the combined company to grow and manage growth profitably and retain its key employees; the amount of redemption requests made by Denali’s shareholders; the inability to obtain or maintain the listing or trading of the post-acquisition company’s securities on The Nasdaq Stock Market LLC or the over-the-counter markets, as applicable, following the Business Combination; and costs related to the Business Combination. There may be additional risks that Semnur and the Company presently do not know or that Semnur or the Company currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements provide Semnur’s, the Company’s and Denali’s expectations, plans or forecasts of future events and views as of the date of the communication. Semnur and the Company anticipate that subsequent events and developments will cause such assessments to change. However, while Semnur and the Company may elect to update these forward-looking statements at some point in the future, each of Semnur and the Company specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing Semnur’s or the Company’s assessments as of any date subsequent to the date of this communication. Accordingly, investors are cautioned not to place undue reliance on these forward-looking statements.

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Contacts:

Investors and Media

Scilex Holding Company

960 San Antonio Road

Palo Alto, CA 94303

Office: (650) 516-4310

Email: investorrelations@scilexholding.com

Website: www.scilexholding.com

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SEMDEXA™ (SP-102) is a trademark owned by Semnur Pharmaceuticals, Inc., a majority-owned subsidiary of Scilex Holding Company. A proprietary name review by the FDA is planned.

ZTlido® is a registered trademark owned by Scilex Pharmaceuticals Inc., a wholly-owned subsidiary of Scilex Holding Company.

Gloperba® is the subject of an exclusive, transferable license to use the registered trademark by Scilex Holding Company.

ELYXYB® is a registered trademark owned by Scilex Holding Company.

Scilex Bio™ is a trademark owned by Scilex Holding Company, Inc.

All other trademarks are the property of their respective owners.

© 2025 Scilex Holding Company All Rights Reserved.

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